Exhibit 10.17
EXECUTION COPY
EIGHTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
THIS EIGHTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 18, 2008 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the PURCHASER AGENTS and PURCHASERS listed on the signature pages hereto and BANK OF AMERICA, NATIONAL ASSOCIATION (“Bank of America”), a national banking association, as administrator (in such capacity, the “Administrator”).
R E C I T A L S
A. The Seller, Servicer, the Purchaser Groups and the Administrator are parties to that certain Receivables Purchase Agreement, dated as of July 10, 2003 (as amended, supplemented or otherwise modified from time to time, the “Agreement” or the “Receivables Purchase Agreement”).
B. The parties hereto desire to enter into this Amendment to amend the Agreement as provided herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.
2. Amendments to the Agreement. The Agreement is hereby amended as follows:
(a) Clause (X) of Section 1.1(b) of the Agreement is hereby amended and restated in its entirety as follows:
upon at least 10 Business Days’ prior written notice in substantially the form of Exhibit XVIII hereto (a “Purchase Limit Increase Request”) to the Administrator and each Purchaser Agent, request that each Purchaser Group increase its respective existing Group Commitment; provided that:
(i) such requested increase shall be in an amount not less than $50,000,000 in the aggregate and the Purchase Limit after giving effect to such increases shall not exceed the sum of (A) the Non-Accordion Purchase Limit and (B) $250,000,000 without the prior written consent of all Purchaser Agents,
(ii) each Purchaser Agent (on behalf of the related Purchaser Group) shall, in its sole discretion, make a determination whether or not to grant any request to increase its Purchaser Group’s Group Commitment under this clause (b) and shall notify the Seller and the Administrator in writing of such determination within ten (10) Business Days of receipt of a Purchase Limit Increase Request; provided that if any Purchaser Agent fails to so notify the Seller or the Administrator, the applicable Purchasers shall be deemed to have refused to consent to such Purchase Limit Increase Request,

(iii) the Seller’s request for the increases in the respective Group Commitments of the Purchaser Groups shall be ratable with respect to each such Purchaser Group (according to the then existing Group Commitments of all such Purchaser Groups), and if Purchaser Groups holding less than 100% of the aggregate Group Commitments of all Purchaser Groups consent to such increase in their respective Group Commitment, the Seller may request increases in the Group Commitments of the Purchaser Groups who have consented (any such Purchaser Group, an “Increasing Purchaser Group”) (by written notice to the Purchaser Agents for the Increasing Purchaser Groups), on a ratable basis (based on the then existing Group Commitments of all such Increasing Purchaser Groups), unless otherwise consented to in writing by all the Purchaser Agents for such Increasing Purchaser Groups and at the sole discretion of the Purchaser Agents for each such Increasing Purchaser Group,
(iv) notwithstanding anything herein to the contrary, (A) to the extent the Aggregate Invested Amount is at any time equal to or less than the Non-Accordion Purchase Limit, all Incremental Purchases shall be made during such time ratably according to each Purchaser’s Ratable Share of the Non-Accordion Purchase Limit prior to giving effect to any increases under this clause (b) and (B) so long as the Aggregate Invested Amount is greater than the Non-Accordion Purchase Limit, all Incremental Purchases with respect to the Accordion Purchase Limit shall be made ratably according to each Purchaser’s Accordion Ratable Share of the Accordion Purchase Limit,
(v) on the first day of the second calendar quarter of each year, (A) the Purchase Limit, if greater than the Non-Accordion Purchase Limit on the last day of the immediately preceding calendar quarter, shall automatically be reduced to the Non-Accordion Purchase Limit and each Purchaser Group’s Group Commitment will revert to the amount shown on its signature page herein and (B) if the aggregate Accordion Invested Amount is greater than zero after giving effect to such automatic reduction pursuant to this sub-clause (v), the Seller shall pay to each Purchaser Agent for the benefit of the related Purchasers in the Increasing Purchaser Groups immediately an amount to be applied to reduce such Purchaser’s Accordion Invested Amount (ratably, according to each Purchaser’s Accordion Invested Amount), such that after giving effect to such payment, the aggregate Accordion Invested Amount is equal to zero, and
(vi) the Seller shall (and shall cause the Servicer to) deliver all documents, instruments, reports, opinions and agreements as the Administrator and any Purchaser Agent may reasonably request in connection with making a determination as to whether or not to grant any request under this clause (b), including, on or prior to the effectiveness of any increase pursuant to this clause (b), a confirmation regarding such increase for each Increasing Purchaser Group, substantially in the form of Exhibit XX hereto (an “Accordion Confirmation”) and executed by the Seller, the Servicer, the Administrator and the Purchaser Agent for each such Increasing Purchaser Group, an executed copy of which shall be circulated to each Purchaser Agent by the Administrator, or

2

(b) Sub-clause fourth of clause (b) of Section 2.2 of the Agreement is hereby amended and restated in its entirety as follows:
fourth, if required under Section 1.1( b)(v)(B), 1.3 or 1.4, first, to the reduction of the aggregate Accordion Invested Amount (ratably according to each Purchaser’s Accordion Invested Amount until such amount is reduced to zero) and second, to the ratable reduction of the Aggregate Invested Amount (in each case, after giving effect to the amounts, if any, distributed pursuant to clause third above),
(c) Exhibit I to the Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following new definitions:
“Accordion Confirmation” has the meaning set forth in Section 1.1(b)(vi).
“Accordion Group Commitment” means with respect to any Purchaser Group, the aggregate amount of any increase in such Purchaser Group’s Group Commitment pursuant to Section 1.1(b) consented to by the Purchaser Agent on behalf of the Purchasers in such Purchaser Group.
“Accordion Purchase Limit” means the aggregate of the amount of any increase to the Purchase Limit pursuant to Section 1.1(b) consented to by the Increasing Purchaser Groups; provided, that the Accordion Purchase Limit shall in no event exceed $250,000,000 without the consent of all Purchaser Agents.
“Accordion Ratable Share” means, for each Purchaser Group (other than those comprised of Exiting Purchasers), such Purchaser Group’s Accordion Group Commitment divided by the aggregate Accordion Group Commitments of all Purchaser Groups (other than those comprised of Exiting Purchasers).
(d) The definition of “Accordion Invested Amount” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
“Accordion Invested Amount” means, with respect to any Purchaser and its related Invested Amount, the portion, if any, of such Invested Amount being funded or maintained by such Purchaser under its Purchaser Group’s Accordion Group Commitment.

3

(e) The definition of “Ratable Share” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
“Ratable Share” means, for each Purchaser Group (other than those comprised of Exiting Purchasers), such Purchaser Group’s Group Commitments (excluding any Accordion Group Commitment) divided by the aggregate Group Commitments (excluding any Accordion Group Commitments) of all Purchaser Groups (other than those comprised of Exiting Purchasers).
(f) Exhibit II to the Agreement is hereby amended and restated in its entirety as Exhibit II attached hereto.
(g) Exhibit XV to the Agreement is hereby amended and restated in its entirety as Exhibit XV attached hereto.
(h) The Agreement is hereby amended by inserting a new Exhibit XX as Exhibit XX attached hereto.
(i) Solely with respect to the Accordion Period in effect during the first calendar quarter of 2009, such Accordion Period shall end no later than March 30, 2009 and, notwithstanding clause (v) of Section 1.1(b) of the Agreement (after giving effect to the amendment contemplated above), any reductions required under such clause (v) shall instead occur on the last day of the first calendar quarter of 2009.
3. Accordion Confirmation. Each of the parties hereto hereby agrees that the Accordion Confirmation attached as Schedule I hereto shall constitute an Accordion Confirmation, and satisfy the requirements for an Accordion Confirmation under Section 1.1(b)(X)(vi)(b) of the Agreement (as amended hereby) for the accordion increase scheduled to be effective January 2, 2009; provided, that, the Administrator or any Purchaser Agent may require an updated Accordion Confirmation to be executed on or prior to January 2, 2009 to the extent that there have been any intervening changes to the Purchase Limit, Accordion Group Commitments or the like.
4. Representations and Warranties; Covenants. Each of the Seller and the Servicer (on behalf of the Seller) hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the date hereof:
(i) each of its representations and warranties contained in Article V of the Agreement is true and correct, in all material respects, as if made on and as of the Effective Date;
(ii) no event has occurred and is continuing, or would result from this Amendment or any of the transactions contemplated herein, that constitutes an Amortization Event or Unmatured Amortization Event; and
(iii) the Facility Termination Date for all Purchaser Groups has not occurred.

4

5. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in each of the Agreements to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to such Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as set forth herein.
6. Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date” upon satisfaction of each of the following conditions:
(a) receipt by the Administrator of counterparts of this Amendment executed by each of the parties hereto, in form and substance satisfactory to the Administrator; and
(b) receipt by the Administrator of such other agreements, documents, opinions and instruments as the Administrator may request.
7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.
8. Governing Law. This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
9. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof.
[signature pages begin on next page]

5

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller

By:	/s/

Name:

Title:

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer

By:	/s/

Name:

Title:

Eighth Amendment to RPA
(ARFC)

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrator

By:	/s/

Name:

Title:

YC SUSI TRUST, as a Conduit Purchaser

By:	Bank of America, National Association, as administrative trustee

By:	/s/

Name:

Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for YC SUSI Trust

By:	/s/

Name:

Title:

Eighth Amendment to RPA
(ARFC)

VARIABLE FUNDING CAPITAL COMPANY LLC, as a Conduit Purchaser

BY:	WACHOVIA CAPITAL MARKETS, LLC, its attorney-in-fact

By:	/s/

Name:

Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for Variable Funding Capital Company LLC

By:	/s/

Name:

Title:

Eighth Amendment to RPA
(ARFC)

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/

Name:

Title:

THE BANK OF NOVA SCOTIA, as Purchaser Agent and Related Committed Purchaser for Liberty Street Funding Corp.

By:	/s/

Name:

Title:

Eighth Amendment to RPA
(ARFC)

MARKET STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/

Name:

Title:

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Related Committed Purchaser for Market Street Funding LLC

By:	/s/

Name:

Title:

Eighth Amendment to RPA
(ARFC)

MANHATTAN ASSET FUNDING COMPANY LLC, as a Conduit Purchaser

By:	MAF Receivables, Corp., its Sole Member

By:	/s/

Name:

Title:

SUMITOMO MITSUI BANKING CORPORATION, as Related Committed Purchaser for Manhattan Asset Funding Company LLC
By:	/s/

Name:

Title:

SMBC SECURITIES, INC., as Purchaser Agent for Manhattan Asset Funding Company LLC and Sumitomo Mitsui Banking Corporation

By:	/s/

Name:

Title:

Eighth Amendment to RPA
(ARFC)

VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser

By:	/s/

Name:

Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Purchaser Agent for Victory Receivables Corporation

By:	/s/

Name:

Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Related Committed Purchaser for Victory Receivables Corporation

By:	/s/

Name:

Title:

Eighth Amendment to RPA
(ARFC)

WORKING CAPITAL MANAGEMENT CO., LP, as Conduit Purchaser and as Related Committed Purchaser for Working Capital Management Co., LP

By:	/s/

Name:

Title:

MIZUHO CORPORATE BANK, LTD., as Purchaser Agent for Working Capital Management Co., LP

By:	/s/

Name:

Title:

Eighth Amendment to RPA
(ARFC)

RELATIONSHIP FUNDING COMPANY, LLC, as a Conduit Purchaser

By:	/s/

Name:

Title:

FIFTH THIRD BANK, as Purchaser Agent and Related Committed Purchaser for Relationship Funding Company, LLC

By:	/s/

	Name:	Andrew D. Jones
	Title:	Assistant Vice President
Eighth Amendment to RPA
(ARFC)

SCHEDULE I
ACCORDION CONFIRMATION
This Schedule I constitutes an Accordion Confirmation pursuant to Section 1.1(b) of the Receivables Purchase Agreement. This Accordion Confirmation sets forth the Accordion Group Commitments as consented to by such Purchaser Group’s Purchaser Agent for the Accordion Period beginning on January 2, 2009 and ending on March 30, 2009, and the resulting changes in the Purchase Limit and Group Commitments for such period.
Eighth Amendment to RPA
(ARFC)

I-1

(a) Group Commitments

	Non-Accordion	Accordion
	Group	Group	Group
Purchaser Group	Commitment	Commitment	Commitment
Variable Funding Capital Company LLC	$143,750,000	$36,858,974	$180,608,974
YC SUSI Trust	$175,000,000	$44,871,795	$219,871,795
Liberty Street Funding Corp.	$175,000,000	$0	$175,000,000
Market Street Funding LLC	$56,250,000	$0	$56,250,000
Manhattan Asset Funding Company	$50,000,000	$0	$50,000,000
Victory Receivables Corporation	$175,000,000	$44,871,795	$219,871,795
Working Capital Management Co., LP	$100,000,000	$25,641,026	$125,641,026
Relationship Funding Company, LLC	$100,000,000	$0	$100,000,000
(b) Ratable Share and Accordion Ratable Share of Each Purchaser Group, expressed as a percentage:

		Accordion Ratable
Purchaser Group	Ratable Share	Share
Variable Funding Capital Company LLC	14.74%	24.21%
YC SUSI Trust	17.95%	29.47%
Liberty Street Funding Corp.	17.95%	0%
Market Street Funding LLC	5.77%	0%
Manhattan Asset Funding Company	5.13%	0%
Victory Receivables Corporation	17.95%	29.47%
Working Capital Management Co., LP	10.26%	16.84%
Relationship Funding Company, LLC	10.26%	0%
Eighth Amendment to RPA
(ARFC)

S-2

(c) Purchase Limit: $1,127,243,590
(i) Non-Accordion Purchase Limit: $975,000,000
(ii) Accordion Purchase Limit: $152,243,590
Seller hereby represents and warrants as of the hereof, and as of the date of this increase, as follows:
(i) the representations and warranties contained in Section V of the Receivables Purchase Agreement are correct in all material respects on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates; and
(ii) no event has occurred and is continuing, or would result from the increase proposed hereby, that constitutes an Amortization Event or an Unmatured Amortization Event.
Eighth Amendment to RPA
(ARFC)

S-3

EXHIBIT II

FORM OF PURCHASE NOTICE

Amerisource Receivables Financial Corporation
PURCHASE NOTICE
dated                     , 20__
for Purchase on                     , 20__
Bank of America, National Association, as Administrator
214 North Tryon Street, 19th Floor
NC1-027-19-01
Charlotte, North Carolina 28255
Attention: ABCP Conduit Group
Telephone: (704) 386-7922
Facsimile: (704) 388-9169
[Address to each Purchaser Agent]
Ladies and Gentlemen:
Reference is made to the Receivables Purchase Agreement dated as of July 10, 2003 (as amended, supplemented or otherwise modified from time to time, the “Agreement”) among Amerisource Receivables Financial Corporation (the “Seller”), AmerisourceBergen Drug Corporation, as initial Servicer, the various Purchaser Groups from time to time party thereto, and Bank of America, National Association, as Administrator. Capitalized terms defined in the Agreement are used herein with the same meanings.
1. The [Servicer, on behalf of the] Seller hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the Purchase Date (as hereinafter defined):
(a) all applicable conditions precedent set forth in Article VI of the Agreement have been satisfied;
(b) each of its representations and warranties contained in Article V of the Agreement will be true and correct, in all material respects, as if made on and as of the Purchase Date;
(c) no event will have occurred and is continuing, or would result from the requested Purchase, that constitutes an Amortization Event or Unmatured Amortization Event;
(d) the applicable Facility Termination Date has not occurred; and

(e) after giving effect to the Purchase requested below, (i) no Related Committed Purchaser’s aggregate Invested Amount shall exceed its Available Commitment, (ii) no Purchaser Group’s Group Invested Amount shall exceed its Group Commitment, and (iii) the aggregate of the Receivable Interests shall not exceed 100%.
2. The [Servicer, on behalf of the] Seller hereby requests that the Purchasers make a Purchase on                     , 20_____ (the “Purchase Date”) as follows:

(a)	Purchase Price: $

(b)	(X)	Ratable Share[1]:

	(i)	Variable Funding Capital Company LLC’s Purchaser Group:	$

	(ii)	YC SUSI Trust’s Purchaser Group:	$

	(iii)	Liberty Street Funding Corp.’s Purchaser Group:	$

	(iv)	Market Street Funding Corporation’s Purchaser Group:	$

	(v)	Manhattan Asset Funding Company LLC’s Purchaser Group:	$

	(vi)	Victory Receivables Corporation’s Purchaser Group:	$

	(vii)	Working Capital Management Co., LP’s Purchaser Group:	$

	(viii)	Relationship Funding Company, LLC’s Purchaser Group:	$

[1]	For Purchases based on the Ratable Share.

(Y)	Accordion Ratable Share[2]:

(i)	Variable Funding Capital Company LLC’s Purchaser Group:	$

(ii)	YC SUSI Trust’s Purchaser Group:	$

(iii)	Liberty Street Funding Corp.’s Purchaser Group:	$

(iv)	Market Street Funding Corporation’s Purchaser Group:	$

(v)	Manhattan Asset Funding Company LLC’s Purchaser Group:	$

(vi)	Victory Receivables Corporation’s Purchaser Group:	$

(vii)	Working Capital Management Co., LP’s Purchaser Group:	$

(viii)	Relationship Funding Company, LLC’s Purchaser Group:	$
(c) If the Purchase is funded with a Bank Rate Funding, [Servicer on behalf of the] Seller requests that the Invested Amount (which will initially accrue Yield at the Alternate Base Rate) begin to accrued Yield at a LIBO Rate for an Interest Period of  _____  months on the third Business Day after the Purchase Date).
3. Please disburse the proceeds of the Purchase as follows:
[Apply $  _____  to payment of Aggregate Unpaids due on the Purchase Date]. [Wire transfer $  _____  to the Facility Account.]

[2]	For Purchases based on the Accordion Ratable Share.

IN WITNESS WHEREOF, the Servicer, on behalf of the Seller has caused this Purchase Request to be executed and delivered as of this  _____  day of  _____,  _____.

[AmerisourceBergen Drug Corporation, as Servicer, on behalf of:] Amerisource Receivables Financial Corporation, as Seller

By:
Name:
Title:

EXHIBIT XV

FORM OF REDUCTION NOTICE
                    , _____
Bank of America, National Association, as Administrator
214 North Tryon Street, 19th Floor
NC1-027-19-01
Charlotte, North Carolina 28255
Attention: ABCP Conduit Group
Telephone: (704) 386-7922
Facsimile: (704) 388-9169
[Address to each Purchaser Agent]
Ladies and Gentlemen:
Reference is hereby made to the Receivables Purchase Agreement, dated as of July 10, 2003 (as amended, supplemented or otherwise modified, the “Receivables Purchase Agreement”), among Amerisource Receivables Financial Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and Bank of America, National Association, as Administrator. Capitalized terms used in this Reduction Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.
This letter constitutes a Reduction Notice pursuant to Section 1.3 of the Receivables Purchase Agreement. The Seller desires to reduce the Aggregate Invested Amount on  _____, _____3 by the application of cash to pay Aggregate Invested Amount and Yield to accrue (until such cash can be used to pay commercial paper notes) with respect to such Aggregate Invested Amount, together with all costs related to such reduction of Aggregate Invested Amount, as follows:

(a)	Reduction Amount: $_____________

(b)	(X)	Ratable Share[4]:

	(i)	Variable Funding Capital Company LLC’s Purchaser Group:	$

	(ii)	YC SUSI Trust’s Purchaser Group:	$

[3]	Notice must be given at least one Business Day prior to the requested reduction date.

[4]	For reductions based on the Ratable Share.

	(iii)	Liberty Street Funding Corp.’s Purchaser Group:	$

	(iv)	Market Street Funding Corporation’s Purchaser Group:	$

	(v)	Manhattan Asset Funding Company LLC’s Purchaser Group:	$

	(vi)	Victory Receivables Corporation’s Purchaser Group:	$

	(vii)	Working Capital Management Co., LP’s Purchaser Group:	$

	(viii)	Relationship Funding Company, LLC’s Purchaser Group:	$

(X)	Accordion Ratable Share[5]:

	(i)	Variable Funding Capital Company LLC’s Purchaser Group:	$

	(ii)	YC SUSI Trust’s Purchaser Group:	$

	(iii)	Liberty Street Funding Corp.’s Purchaser Group:	$

	(iv)	Market Street Funding Corporation’s Purchaser Group:	$

	(v)	Manhattan Asset Funding Company LLC’s Purchaser Group:	$

	(vi)	Victory Receivables Corporation’s Purchaser Group:	$

	(vii)	Working Capital Management Co., LP’s Purchaser Group:	$

	(viii)	Relationship Funding Company, LLC’s Purchaser Group:	$

[5]	For reductions based on the Accordion Ratable Share.

IN WITNESS WHEREOF, the undersigned has caused this Reduction Notice to be executed by its duly authorized officer as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION
By:
Name:
Title:

EXHIBIT XX
FORM OF ACCORDION CONFIRMATION
                    , _____
Bank of America, National Association, as Administrator
214 North Tryon Street, 19th Floor
NC1-027-19-01
Charlotte, North Carolina 28255
Attention: ABCP Conduit Group
Telephone: (704) 386-7922
Facsimile: (704) 388-9169
[Address to each Purchaser Agent]
Ladies and Gentlemen:
Reference is hereby made to the Receivables Purchase Agreement, dated as of July 10, 2003 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among Amerisource Receivables Finance Corporation, as Seller, AmerisourceBergen Drug Corporation, as Servicer, the various purchaser groups from time to time party thereto, and Bank of America, National Association, as Administrator. Capitalized terms used in this Accordion Confirmation and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.
This letter constitutes an Accordion Confirmation pursuant to Section 1.1(b) of the Receivables Purchase Agreement. This Accordion Confirmation sets forth the Accordion Group Commitments as consented to by such Purchaser Group’s Purchaser Agent for the Accordion Period beginning on  _____ and ending on  _____, and the resulting changes in the Purchase Limit and Group Commitments for such period.

(a) Group Commitments

	Non-Accordion	Accordion
	Group	Group	Group
Purchaser Group	Commitment	Commitment	Commitment
Variable Funding Capital Company LLC	$	$
YC SUSI Trust	$	$
Liberty Street Funding Corp.	$	$
Market Street Funding LLC	$	$
Manhattan Asset Funding Company	$	$
Victory Receivables Corporation	$	$
Working Capital Management Co., LP	$	$
Relationship Funding Company, LLC	$	$
(b) Ratable Share and Accordion Ratable Share of Each Purchaser Group, expressed as a percentage:

Accordion Ratable
Purchaser Group	Ratable Share	Share
Variable Funding Capital Company LLC
YC SUSI Trust
Liberty Street Funding Corp.
Market Street Funding LLC
Manhattan Asset Funding Company
Victory Receivables Corporation
Working Capital Management Co., LP
Relationship Funding Company, LLC

(c) Purchase Limit: $__________________
(i) Non-Accordion Purchase Limit: $_____
(ii) Accordion Purchase Limit: $_____
Seller hereby represents and warrants as of the date hereof, and as of the date of this increase, as follows:
(i) the representations and warranties contained in Section V of the Receivables Purchase Agreement are correct in all material respects on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates; and
(ii) no event has occurred and is continuing, or would result from the increase proposed hereby, that constitutes an Amortization Event or an Unmatured Amortization Event.

IN WITNESS WHEREOF, the undersigned has caused this Accordion Confirmation to be executed by its duly authorized officer as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller
By:
Name:
Title:

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer
By:
Name:
Title:
Eighth Amendment to RPA
(ARFC)

IV-1

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrator
By:
Name:
Title:

XX-2

[PURCHASER AGENT FOR INCREASING PURCHASER GROUP]
By:
Name:
Title:

XX-3